EXHIBIT 99.2
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of U.S. Global Investors, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:


The Annual Report on Form 10-K for the fiscal year ended June 30, 2003, of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of the operations of the Company.





Date: September 29, 2003



/s/ Tracy C. Peterson
Tracy C. Peterson
Chief Financial Officer